                             UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      May 20, 2010

                                                 -------------------------

                              HASBRO, INC.

                          --------------------

         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

--------------                ------------             -------------------

  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

------------------------------------------             -------------------

 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

                     -------------------------------

           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

The Company’s 2010 Annual Meeting (the “Annual Meeting”) of Shareholders was held on May 20, 2010.  Set forth below are the results of the votes taken at the Annual Meeting.

Of the 140,598,843 shares of the Company’s common stock outstanding as of the close of business on the March 26, 2010 record date, 123,955,039  shares were represented at the meeting.

The Company’s shareholders were voting on three matters at the Annual Meeting.  Those three matters were the election of twelve directors, the approval of amendments to Hasbro’s Restated 2003 Stock Incentive Performance Plan, and the ratification of the selection of KPMG LLP as Hasbro’s independent registered public accounting firm for fiscal 2010.

The twelve nominees for election to the Board, for one-year terms ending at the 2011 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, were elected by the following votes:

Name

Votes For

Votes Withheld    Broker Non-Votes

Basil L. Anderson

114,587,342

  969,181

     8,398,516

Alan R. Batkin

112,653,360

2,906,163

8,398,516

Frank J. Biondi, Jr.

112,745,267

2,811,256

8,398,516

Kenneth A. Bronfin

112,313,781

3,242,742

8,398,516

John M. Connors, Jr.

114,693,906

  862,617

8,398,516

Michael W.O. Garrett

114,027,724

1,528,799

8,398,516

Brian Goldner

114,835,469

  721,054

8,398,516

Jack M. Greenberg

110,890,269

4,666,254

8,398,516

Alan G. Hassenfeld

114,205,750

1,350,773

8,398,516

Tracy A. Leinbach

114,595,527

       960,996

8,398,516

Edward M. Philip

114,596,844

  959,679

8,398,516

Alfred J. Verrecchia

113,652,635

1,903,888

8,398,516

The shareholders approved the amendments to the Restated 2003 Stock Incentive Performance Plan by the following vote:

For

Against

Abstain

Broker Non-Votes

90,658,498

    24,308,912

589,113

    8,398,516

The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010 by the following vote:

For

Against

Abstain

Broker Non-Votes

121,609,097

2,269,359

76,583

           0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

                                             ------------

                                             (Registrant)

Date: May 24, 2010                    By:     /s/ Deborah Thomas

                                              --------------------------

                                              Deborah Thomas

                                              Chief Financial Officer